THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account C

Multi-Fund® 5 Retirement Annuity

Supplement dated July 10, 2026 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your individual annuity contract. This Supplement should be read in conjunction with the prospectus filed therein. All other terms and provisions of the prospectus, as supplemented, remain unchanged.

The changes described in this Supplement affect Appendix A – Investment Options Available Under The Contract.

Fund Name Change: Effective August 1, 2026, the fund currently named LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund will be renamed LVIP BlackRock Growth ETF Allocation Managed Risk Fund. All references to the fund in the Prospectus will be revised accordingly. The fund’s investment objective, fee and average total returns will not change.

You may obtain additional information, including underlying fund prospectuses, by contacting your registered representative, visiting www.lfg.com/vaprospectus, or by emailing Multi-FundE-Service@lfg.com.

Please retain this Supplement for future reference.